UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2014

Bluerock Residential Growth REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor New York, NY 10019
(Address of principal executive offices)

(212) 843-1601
(Registrant’s telephone number, including area code)

None.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 28, 2014, Bluerock Residential Growth REIT, Inc., a Maryland corporation, or the Company, its operating partnership, Bluerock Residential Holdings, L.P., a Delaware limited partnership, or the Operating Partnership, and its manager, BRG Manager, LLC, a Delaware limited liability company, or the Manager, entered into an Underwriting Agreement, or the Underwriting Agreement, with Wunderlich Securities, Inc., or Wunderlich, as representative of the several underwriters named in Schedule A attached to the Underwriting Agreement, or the Underwriters, in connection with the public offering, or the Offering, by the Company of 3,448,276 shares of Class A common stock of the Company, or the Shares. The offer and sale of the Shares are registered with the Securities and Exchange Commission, or the SEC, pursuant to a registration statement on Form S-11 (File No. 333-192610), as the same may be amended and/or supplemented, or the Registration Statement, under the Securities Act of 1933, or the Securities Act.

The Underwriters are offering the Shares subject to their acceptance of the Shares from the Company at a price of $13.485 per share and subject to prior sale. The Underwriting Agreement provides that the obligations of the Underwriters to pay for and accept delivery of the Shares are subject to the approval of certain legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the Shares if any such Shares are taken. However, the Underwriters are not required to take or pay for the Additional Shares covered by the Overallotment Option, each as described below.

The Underwriters initially propose to offer the Shares to the public at $14.50 per Share, or the Offering Price, and part to certain dealers, which may include the Underwriters, at the Offering Price less a selling concession not in excess of $0.609 per Share. After the initial Offering of the Shares, the Offering Price and other selling terms may from time to time be varied by Wunderlich.

The Company has granted to the Underwriters an overallotment option, or the Overallotment Option, exercisable for 30 days from the date of the Company’s prospectus dated March 28, 2014, to purchase up to 517,241 additional shares of Class A common stock of the Company, or the Additional Shares, at the Offering Price, less underwriting discounts and commissions. The Underwriters may exercise the Overallotment Option solely for the purpose of covering over-allotments. To the extent the Overallotment Option is exercised, each Underwriter will become obligated, subject to certain conditions, to purchase their pro rata share of the Additional Shares based on the number of Shares initially purchased by each Underwriter.

The Offering is expected to close on April 2, 2014, subject to customary closing conditions. Under the terms of the Underwriting Agreement, the Company and the Operating Partnership have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, the Exchange Act of 1934, as amended, and other federal or state statutory laws or regulations. The Underwriting Agreement contains customary representations, warranties and covenants.

The foregoing description of the Underwriting Agreement is a summary and is qualified in its entirety by the terms of the Underwriting Agreement, a copy of which is filed as Exhibit No. 1.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On March 28, 2014, BR Creekside, LLC, a special-purpose entity in which the Company holds a 24.706% indirect equity interest, or BR Creekside, sold The Reserve at Creekside Village, a 192-unit garden-style apartment community located in Chattanooga, Tennessee, or the Creekside Property, to SIR Creekside, LLC, which is an unaffiliated third party, or SIR Creekside, for $18,875,000, subject to certain prorations and adjustments typical in such real estate transaction. After deduction for payment of the existing mortgage indebtedness encumbering the Creekside Property in the approximate amount of $13.5 million and payment of closing costs and fees, excluding disposition fees of approximately $69,946 deferred by our advisor, Bluerock Multifamily Advisor, LLC, or our Advisor, the sale of the Creekside Property generated net proceeds to the Company of approximately $1.2 million based on its proportionate ownership in the Creekside Property.

Certain representations and warranties by BR Creekside contained in the Purchase and Sale Agreement and Joint Escrow Instructions, pursuant to the terms of which BR Creekside sold the Creekside Property to SIR Creekside, will survive closing for a period of nine months if the closing occurred without SIR Creekside’s knowledge of the existence of a pre-closing breach of such representations or warranties. In any such event, BR Creekside would remain liable for any such pre-closing breaches under a post-closing indemnity of SIR Creekside, the maximum aggregate liability under which shall not exceed $350,000.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 26, 2014, the Board of Directors of the Company, or the Board, appointed Christopher J. Vohs, age 37, to serve as Treasurer of the Company. Mr. Vohs was appointed to serve in such capacity, effective March 19, 2014, until his successor is elected and qualifies or until his earlier death, resignation or removal. The appointment of Mr. Vohs as Treasurer of the Company was not made pursuant to any arrangement or understanding between him and any other person. Mr. Vohs will continue to serve as Chief Accounting Officer of the Company until his successor is elected and qualifies or until his earlier death, resignation or removal.

Mr. Vohs has served as Chief Accounting Officer of the Company since August 2013. He has also served as Chief Accounting Officer for Bluerock Real Estate, L.L.C., or Bluerock, and for our Advisor since July 2010, and as Chief Accounting Officer for BRG Manager, LLC, or the Manager, since September 2013, all of which are affiliates of the Company. In his role as Chief Accounting Officer for Bluerock, the Advisor, and the Manager, Mr. Vohs has been responsible for the oversight of all financial recordkeeping and reporting aspects of those companies. Previously, Mr. Vohs served as Corporate Controller for Roberts Realty Investors, Inc., a public multifamily REIT based in Atlanta, Georgia, from March 2009 to July 2010, where he was responsible for the accounting and financial reporting for the REIT. From October 2004 to March 2009, Mr. Vohs worked at Pulte Homes, a nationwide builder of single family homes, in various financial roles, including as Internal Audit Manager & Asset Manager and later as Vice President of Finance for Pulte’s Orlando and Southeast Florida operations. As Vice President of Finance, Mr. Vohs was responsible for all finance, accounting, and administrative operations of the division. From January 1999 to October 2004, Mr. Vohs worked as an Audit Manager for Deloitte & Touche, an international professional services firm, where he earned his CPA certification and focused on mid-size to large private and public companies in the manufacturing, finance, and communications industries. Mr. Vohs received his B.A. degree in Accounting from Michigan State University in 1998.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The information in this Current Report on Form 8-K set forth under Item 8.01 is incorporated herein by reference.

Articles of Amendment Effecting Reverse Split of Class B Common Stock and Decrease in Par Value of Class B Common Stock

On March 26, 2014, the Company filed Articles of Amendment, or the First Articles, with the Maryland State Department of Assessments and Taxation, or the SDAT, which First Articles amended the Second Articles of Amendment and Restatement of the Company, or the Charter, to provide that every 2.264881 shares of Class B common stock, $0.01 par value per share, of the Company, which were issued and outstanding, be changed into one issued and outstanding share of Class B common stock, $0.02264881 par value per share, of the Company. The First Articles were duly approved by at least a majority of the Board as required by Maryland law and were made without action by the stockholders of the Company pursuant to Section 2-309(e) of the Maryland General Corporation Law, or the MGCL. The First Articles are incorporated into this Item 5.03 by reference to Exhibit No. 3.1 to this Current Report on Form 8-K and Exhibit No. 3.6 to Pre-Effective Amendment No. 5 to the Company’s Registration Statement filed with the SEC on March 26, 2014, or Pre-Effective Amendment No. 5.

On March 26, 2014, the Company also filed Articles of Amendment, or the Second Articles, with the SDAT, which Second Articles further amended the Charter to decrease the par value of the shares of the Class B common stock of the Company issued and outstanding from $0.02264881 per share to $0.01 per share. The Second Articles were duly approved by at least a majority of the Board as required by Maryland law and were made without action by the stockholders of the Company pursuant to Section 2-605(a)(2) of the MGCL. The Second Articles are incorporated into this Item 5.03 by reference to Exhibit No. 3.2 to this Current Report on Form 8-K and Exhibit No. 3.7 to Pre-Effective Amendment No. 5.

On March 31, 2014, the Company filed Articles of Amendment, or the Third Articles, with the SDAT, which Third Articles further amended the Charter to provide that every 1.0045878 shares of Class B common stock, $0.01 par value per share, of the Company, which were issued and outstanding, be changed into one issued and outstanding share of Class B common stock, $0.010045878 par value per share, of the Company. The Third Articles were duly approved by at least a majority of the Board as required by Maryland law and were made without action by the stockholders of the Company pursuant to Section 2-309(e) of the MGCL. A copy of the Third Articles is filed as Exhibit No. 3.3 to this Current Report on Form 8-K and incorporated by reference into this Item 5.03.

On March 31, 2014, the Company also filed Articles of Amendment, or the Fourth Articles, with the SDAT, which Fourth Articles further amended the Charter to decrease the par value of the shares of the Class B common stock of the Company issued and outstanding from $0.010045878 per share to $0.01 per share. The Fourth Articles were duly approved by at least a majority of the Board as required by Maryland law and were made without action by the stockholders of the Company pursuant to Section 2-605(a)(2) of the MGCL. A copy of the Fourth Articles is filed as Exhibit No. 3.4 to this Current Report on Form 8-K and incorporated by reference into this Item 5.03.

Amendment of Bylaws

Effective March 26, 2014, the Board adopted a second amendment and restatement to the Bylaws of the Company, or the Second Amended and Restated Bylaws. The following is a summary of the changes effected by the adoption of the Second Amended and Restated Bylaws of the Company, which is qualified in its entirety by reference to the Second Amended and Restated Bylaws incorporated by reference to Exhibit No. 3.5 to Pre-Effective Amendment No. 5:

Article I

A provision was added stating that a failure to hold the annual meeting of the stockholders will not invalidate the existence of, or affect any otherwise valid acts of, the Company.

Article II

Article II of the Bylaws was amended to provide that each of the Chairman of the Board, the Chief Executive Officer, the President and the Board itself may call a special meeting of stockholders. Previously, only the Chief Executive Officer and the Board could call a special meeting of the stockholders. A provision was also added to provide that a special meeting of stockholders shall be held on the date and at the time and place set by the Chairman of the Board, the Chief Executive Officer, the President or the Board, whoever has called the meeting.

Special meetings of stockholders may now only be called by stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such special meeting. Previously, special meetings of stockholders could be called by stockholders entitled to cast not less than 10% of all the votes entitled to be cast at such special meeting.

Certain provisions were added detailing various requirements with which a stockholder must comply, including certain information which must be submitted by a requesting stockholder, to request a special meeting of stockholders or to nominate an individual for director and establishing procedures for setting the record dates and meeting dates for such special meetings. Additionally, a provision was added which provides that the Chairman of the Board, the Chief Executive Officer, the President or the Board may appoint independent inspectors of elections to act as the agent of the Company to review the validity of any special meeting request received by the Secretary of the Company.

Quorum for any stockholder meeting was changed from the presence in person or by proxy of stockholders entitled to cast 50% of all votes entitled to be cast at such meeting on any matter to a majority of all votes entitled to be cast at such meeting on any matter. Voting for the election of a director at any stockholder meeting was changed from a majority to a plurality of all of the votes cast at a stockholders meeting at which a quorum is present. A provision was also added prohibiting cumulative voting.

The time period for submission by a stockholder of a request for a special meeting of stockholders or nomination of a director for election at a special meeting of stockholders was modified to no earlier than the 120th day (which was previously the 150th day) prior to such special meeting of stockholders and no later than the 90th day (which was previously the 120th day) prior to such special meeting of stockholders or the tenth day following the day on which a public announcement is first made of the date of such special meeting and of the nominees proposed by the Board to be elected at such meeting.

A provision was also added to allow for the written consent of stockholders in lieu of a meeting.

Article III

A provision was added providing that any director of the Company may resign at any time by delivering his or her resignation to the Board, the Chairman of the Board or the Secretary, any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation and the acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. References to the Statement of Policy Regarding Real Estate Investment Trusts adopted by the North American Securities Administrators Association, or NASAA REIT Guidelines, and their application to the Company were removed. Additionally, the provision providing for the filling of vacancies on the Board was amended to provide that, now that the Company is subject to Section 3-804(c) of the MGCL, except as may be provided by the Board in setting the terms of any class or series of preferred stock, any vacancy on the Board may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum.

Article III of the Bylaws was further amended to remove a provision allowing for independent directors to nominate replacements for vacancy in an independent director position. A provision was added to prohibit additional compensation to a director who is also an officer of the Company for service as a director. Additionally, provisions were deleted which provided that no director shall be liable for any loss due to the failure of a bank, trust company, savings and loan association or other institution with whom moneys or stock have been deposited and that, unless required by law, no director is obligated to give bond or surety or other security for performance of his or her duties.

Article IV

Article IV of the Bylaws was revised to provide that committee membership will be subject to the requirements of the exchange on which the Company’s stock is listed and to provide that committees of the Board may delegate some or all of their powers to subcommittees, subject to any prohibition contained in such committee’s charter. Due to the requirements of the NYSE MKT, the national securities exchange on which the Shares are listed, that certain committees of the Board be comprised solely of independent directors, language in the Bylaws was removed which had provided that, in the absence of a committee member, the remaining members present at a committee meeting, whether or not they constitute a quorum, could appoint another director to act in the place of such absent member.

Article V

Article V was amended to permit delivery of notice of resignation by an officer of the Company to the Board, the Chairman of the Board, the Chief Executive Officer, the President or the Secretary. Previously, notice of resignation by an officer of the Company was not permitted to be given to the Chief Executive Officer. The provisions of Article V were also amended to provide that the Board may designate the Chairman of the Board as either an executive chairman or a non-executive chairman and that the Chief Executive Officer, in addition to the President and the Board, may assign duties to the Vice Presidents, Assistant Secretaries and Assistant Treasurers of the Company.

Article VI

Article VI was amended to provide that the President, in addition to the Board, the Chief Executive Officer, the Chief Financial Officer or any other officer designated by the Board, shall deposit or invest the funds of the Company.

Article XII

A new article XII was added to provide for the indemnification of, and advance of expenses to, officers and directors of the Company in advance of final disposition of legal proceedings.

ITEM 5.05	AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

Amendment of Code of Ethics

In conjunction with the Company’s review of its corporate governance policies in connection with the Offering, effective March 26, 2014, the Board amended the Code of Ethics of the Company initially adopted on January 14, 2009, or the Code of Ethics, which is now referred to as the “Code of Business Conduct and Ethics.” The Code of Ethics applied to the Company’s principal executive officer, principal financial officer, principal accounting officer, controller and persons performing similar functions and the members of the Board, whereas the Code of Business Conduct and Ethics is broader in scope and describes the standards of conduct for all employees, officers and directors of the Company, and employees, members, officers and directors of the Manager and Bluerock who provide services to the Company. The Company’s code of conduct for its senior executive and financial officers is now contained in its “Code of Ethics for Senior Executive and Financial Officers,” or the Code for Officers, as further described below, and was also adopted and approved by the Board on March 26, 2014.

The following is a general summary of the changes to the Code of Ethics in addition to the change to the scope of persons covered thereunder:

•	The Company’s General Counsel is responsible for overseeing and monitoring compliance with the Code of Business Conduct and Ethics as compared to such duties previously being the responsibility of the Company’s Compliance Officer as appointed by the Audit Committee of the Board, or the Audit Committee;

•	The provision addressing conflicts of interest was expanded to provide additional examples where conflict of interest situations may arise and more clearly addressed where certain activities giving rise to such conflicts of interest are prohibited or should be avoided and in which situations prior approval should be obtained from the Company’s General Counsel;

•	Provisions were added concerning the receipt of gifts, entertainment and gratuities and the offering of gifts, entertainment and other accommodations in connection with Company business and prohibiting the receipt or giving of bribes or kickbacks;

•	The Company’s policy on recordkeeping was further expanded to include procedures for producing documents in response to a subpoena or pending or contemplated litigation or government investigations;

•	Provisions were added addressing the protection of trademarks, copyrights and other intellectual property of the Company or licensed by the Company from third parties;

•	Provisions were added describing permitted and prohibited uses of the Company’s email, voicemail, computers and other communications resources;

•	General provisions were added referencing the Company’s “Insider Trading Policy” and its “Related Person Transaction Policy;”

•	Provisions were added regarding political contributions and activities, including lobbying activities; and

•	Waivers of the policies contained in the Code of Ethics for executive officers and directors were only permitted to be made by the Audit Committee whereas waivers of the policies contained in the Code of Business Conduct and Ethics for executive officers and directors may be made by the Board as a whole and must be promptly disclosed to stockholders as required by the rules of the national securities exchange on which the shares of the Company’s common stock are traded and in accordance with any other laws, rules or regulations. A provision was also added providing that waivers by all other Company personnel may be made by the Company’s Chief Executive Officer.

Adoption of Code of Ethics for Senior Executive and Financial Officers

On March 26, 2014, the Board also adopted and approved the Code for Officers, which is applicable solely to the Company’s Chief Executive Officer, Chief Investment Officer, Chief Operating Officer, Chief Financial Officer and Chief Accounting Officer (or persons performing similar functions to the aforementioned officers), and sets forth specific policies to guide them in the performance of their duties, including with regards to conflicts of interest and disclosures in compliance with applicable laws and regulations in all reports and documents that the Company files with, or submits to, the SEC and in all other public communications made by the Company. The Code for Officers conforms to the express language and requirements of Item 406(b) of Regulation S-K and the provisions of the NYSE MKT LLC Company Guide.

The descriptions of the Code of Business Conduct and Ethics and the Code for Officers contained herein are respectively qualified in their entirety by reference to the full text of the Code of Business Conduct and Ethics filed as Exhibit No. 14.1 to this Current Report on Form 8-K and the Code for Officers filed as Exhibit No. 14.2 to this Current Report on Form 8-K, both of which are incorporated by reference into this Item 5.05.

ITEM 8.01	OTHER EVENTS.

Filing of Second Articles of Amendment and Restatement

On March 26, 2014, the Company filed the Charter with the SDAT, which Charter was previously authorized and approved by the Board on December 16, 2013 and approved by the stockholders of the Company at a special meeting of the stockholders held on January 23, 2014. The Charter, which became effective on March 26, 2014, is incorporated herein by reference to Exhibit No. 3.3 to Pre-Effective Amendment No. 5.

As previously disclosed in the Current Report on Form 8-K filed by the Company with the SEC on January 29, 2014, which is incorporated by reference into this Item 8.01, the Charter was amended to:

(a)	provide for the reclassification of certain shares of the Company’s capital stock as Class A common stock, which Class A common stock is listed on a national securities exchange;

(b)	provide for the change of each share of the Company’s outstanding common stock into 1/3 of a share of Class B-1 common stock, 1/3 of a share of Class B-2 common stock and 1/3 of a share of Class B-3 common stock immediately prior to the listing of the common stock of the Company on a national securities exchange, and the automatic conversion of such shares into shares of Class A common stock at 360 days, 540 days and 720 days, respectively, following the date of the initial exchange listing;

(c)	remove or revise provisions regarding the Company’s equity stock and stockholders previously required pursuant to the NASAA REIT Guidelines;

(d)	remove or revise provisions regarding the Board previously required by the NASAA REIT Guidelines;

(e)	remove or revise provisions relating to the conduct of the Company’s business that limit or regulate certain powers of the Company previously required pursuant to the NASAA REIT Guidelines;

(f)	revise provisions restricting transfer and ownership of shares of the Company’s capital stock; and

(g)	effectuate certain ministerial modifications, clarifications and conforming changes to, and the restatement of, the Company’s charter.

Press Releases Announcing Pricing of Offering and Information Disclosed in this Current Report on Form 8-K

On March 28, 2014, the Company issued a press release announcing the pricing of the Offering. The press release, a copy of which is filed as Exhibit No. 99.1 to this Current Report on Form 8-K, is incorporated by reference into this Item 8.01.

On April 1, 2014, the Company issued a press release announcing the information contained in this Current Report on Form 8-K. The press release, a copy of which is filed as Exhibit No. 99.2 to this Current Report on Form 8-K, is incorporated by reference into this Item 8.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement by and among Wunderlich Securities, Inc., as representative of the several underwriters named in Schedule A attached thereto, Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P. and BRG Manager, LLC, dated March 28, 2014.

3.1	Articles of Amendment to the Second Articles of Amendment and Restatement, effective as of March 26, 2014, incorporated by reference to Exhibit No. 3.6 to Pre-Effective Amendment No. 5 to the registrant’s Registration Statement on Form S-11 (No. 333-192610).

3.2	Articles of Amendment to the Second Articles of Amendment and Restatement, effective as of March 26, 2014, incorporated by reference to Exhibit No. 3.7 to Pre-Effective Amendment No. 5 to the registrant’s Registration Statement on Form S-11 (No. 333-192610).

3.3	Articles of Amendment to the Second Articles of Amendment and Restatement, effective as of March 31, 2014.

3.4	Articles of Amendment to the Second Articles of Amendment and Restatement, effective as of March 31, 2014.

14.1	Code of Business Conduct and Ethics, effective March 26, 2014.

14.2	Code of Ethics for Senior Executive and Financial Officers, effective March 26, 2014.

99.1	Press Release, dated March 28, 2014.

99.2	Press Release, dated April 1, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Dated: April 1, 2014	By:	/s/ R. Ramin Kamfar
R. Ramin Kamfar
Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement by and among Wunderlich Securities, Inc., as representative of the several underwriters named in Schedule A attached thereto, Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P. and BRG Manager, LLC, dated March 28, 2014.

3.1	Articles of Amendment to the Second Articles of Amendment and Restatement, effective as of March 26, 2014, incorporated by reference to Exhibit No. 3.6 to Pre-Effective Amendment No. 5 to the registrant’s Registration Statement on Form S-11 (No. 333-192610).

3.2	Articles of Amendment to the Second Articles of Amendment and Restatement, effective as of March 26, 2014, incorporated by reference to Exhibit No. 3.7 to Pre-Effective Amendment No. 5 to the registrant’s Registration Statement on Form S-11 (No. 333-192610).

3.3	Articles of Amendment to the Second Articles of Amendment and Restatement, effective as of March 31, 2014.

3.4	Articles of Amendment to the Second Articles of Amendment and Restatement, effective as of March 31, 2014.

14.1	Code of Business Conduct and Ethics, effective March 26, 2014.

14.2	Code of Ethics for Senior Executive and Financial Officers, effective March 26, 2014.

99.1	Press Release, dated March 28, 2014.

99.2	Press Release, dated April 1, 2014.